UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2007

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                 0-26483                94-3236309
(State or other jurisdiction     (Commission      (I.R.S. Employer incorporation
  of organization)                File Number)     or Identification Number)


        349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 5-- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     As part of VaxGen's ongoing restructuring efforts in connection with its anticipated merger, Marc J. Gurwith, Senior Vice President, Medical Affairs and Chief Medical Officer terminated employment on November 30, 2007. Mr. Gurwith's resignation is not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VaxGen, Inc.
                               (Registrant)


Dated: December 4, 2007    By: /s/ Matthew J. Pfeffer
                               ------------------------
                               Matthew J. Pfeffer
                               Senior Vice President, Finance and Administration and Chief Financial Officer